EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	3Q05	2Q05	1Q05	4Q04	3Q04
Upstream
United States	1,671	1,389	1,353	1,384	1,173
Non-U.S.	5,678	3,519	3,701	3,503	2,756
Total	7,349	4,908	5,054	4,887	3,929
Downstream
United States	1,109	999	645	876	11
Non-U.S.	1,019	1,022	808	1,468	840
Total	2,128	2,021	1,453	2,344	851
Chemical
United States	70	343	492	425	329
Non-U.S.	402	471	940	823	680
Total	472	814	1,432	1,248	1,009

Corporate and financing	(29)	(103)	(79)	(59)	(109)
Net income (U.S. GAAP)	9,920	7,640	7,860	8,420	5,680
Net income per common share (U.S. GAAP)	1.60	1.21	1.23	1.31	0.88
Net income per common share
- assuming dilution (U.S. GAAP)	1.58	1.20	1.22	1.30	0.88

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	1,620	0	0	0	0
Total	1,620	0	0	0	0
Downstream
United States	0	(200)	0	0	(550)
Non-U.S.	0	0	310	0	0
Total	0	(200)	310	0	(550)
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	150	0	0
Total	0	0	150	0	0

Corporate and financing	0	0	0	0	0
Corporate total	1,620	(200)	460	0	(550)

Earnings Excluding Special Items $M
Upstream
United States	1,671	1,389	1,353	1,384	1,173
Non-U.S.	4,058	3,519	3,701	3,503	2,756
Total	5,729	4,908	5,054	4,887	3,929
Downstream
United States	1,109	1,199	645	876	561
Non-U.S.	1,019	1,022	498	1,468	840
Total	2,128	2,221	1,143	2,344	1,401
Chemical
United States	70	343	492	425	329
Non-U.S.	402	471	790	823	680
Total	472	814	1,282	1,248	1,009

Corporate and financing	(29)	(103)	(79)	(59)	(109)
Corporate total	8,300	7,840	7,400	8,420	6,230
EPS excluding Special Items - assuming dilution	1.32	1.23	1.15	1.30	0.96
EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	3Q05	2Q05	1Q05	4Q04	3Q04
natural gas liquids, kbd
United States	440	500	540	534	522
Canada	317	355	358	357	339
Europe	512	554	575	564	554
Asia Pacific	173	173	174	189	204
Africa	688	583	596	612	588
Other Non-U.S.	317	303	301	309	298
Total liquids production	2,447	2,468	2,544	2,565	2,505

Natural gas production available for sale, mcfd
United States	1,614	1,835	1,897	1,810	1,918
Canada	926	913	923	951	954
Europe	2,934	3,787	5,767	5,370	3,302
Asia Pacific	1,297	1,333	1,312	1,382	1,516
Other Non-U.S.	953	841	886	917	798
Total natural gas production available for sale	7,724	8,709	10,785	10,430	8,488

Total worldwide liquids and gas production, koebd	3,734	3,919	4,341	4,303	3,920

Refinery throughput, kbd
United States	1,744	1,906	1,860	1,881	1,885
Canada	439	467	481	470	481
Europe	1,735	1,668	1,566	1,701	1,663
Asia Pacific	1,530	1,413	1,533	1,491	1,473
Other Non-U.S.	316	273	309	309	307
Total refinery throughput	5,764	5,727	5,749	5,852	5,809

Petroleum product sales, kbd
United States	2,903	2,986	2,870	2,993	2,869
Canada	613	608	620	643	619
Europe	2,121	2,128	2,055	2,167	2,156
Asia Pacific	1,744	1,722	1,844	1,751	1,695
Other Non-U.S.	836	815	840	892	903
Total petroleum product sales	8,217	8,259	8,229	8,446	8,242

Gasolines, naphthas	3,335	3,343	3,144	3,380	3,363
Heating oils, kerosene, diesel	2,460	2,461	2,690	2,609	2,446
Aviation fuels	739	720	691	722	731
Heavy fuels	694	675	718	693	655
Specialty products	989	1,060	986	1,042	1,047
Total petroleum product sales	8,217	8,259	8,229	8,446	8,242

Chemical prime product sales, kt
United States	2,639	2,664	2,838	2,871	2,922
Non-U.S.	4,316	3,928	4,100	4,078	4,195
Total chemical prime product sales	6,955	6,592	6,938	6,949	7,117
EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	3Q05	2Q05	1Q05	4Q04	3Q04
United States
ExxonMobil
Crude ($/B)	56.97	45.58	42.70	38.85	39.39
Natural Gas ($/kCF)	8.03	6.45	6.18	6.61	5.67

Benchmarks
WTI ($/B)	63.05	53.03	49.70	48.29	43.86
ANS-WC ($/B)	60.79	50.04	44.86	42.61	41.80
Henry Hub ($/MBTU)	8.53	6.74	6.27	7.07	5.75

Non-U.S.
ExxonMobil
Crude ($/B)	58.24	47.55	42.57	39.66	39.37
Natural Gas ($/kCF)	5.60	5.25	5.45	5.13	4.19
European NG ($/kCF)	5.59	5.58	5.85	5.33	4.24

Benchmarks
Brent ($/B)	61.54	51.59	47.50	43.99	41.54

Capital and Exploration Expenditures, $M
Upstream
United States	628	531	441	520	483
Non-U.S.	2,958	3,147	2,371	2,774	2,394
Total	3,586	3,678	2,812	3,294	2,877
Downstream
United States	191	201	148	175	202
Non-U.S.	455	448	304	496	398
Total	646	649	452	671	600
Chemical
United States	54	73	55	79	68
Non-U.S.	108	102	93	177	86
Total	162	175	148	256	154
Other	20	35	5	12	3

Total Capital and Exploration Expenditures	4,414	4,537	3,417	4,233	3,634

Exploration Expense Charged to Income, $M
Consolidated - United States	29	53	21	41	66
- Non-U.S.	215	155	147	268	328
Non-consolidated - ExxonMobil share - United States	0	0	0	9	0
- Non-U.S.	5	7	5	16	7
Total Exploration Expense Charged to Income	249	215	173	334	401

Effective Income Tax Rate, %	41.8%	41.4%	41.3%	37.9%	41.9%

Common Shares Outstanding (millions)
At quarter end	6,222	6,305	6,366	6,401	6,451
Average - assuming dilution	6,303	6,370	6,421	6,461	6,508

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	15.7	9.0	13.0	12.4	9.4
Sales of subsidiaries, investments and PP&E	0.8	2.0	1.8	0.7	0.6
Cash flows from operations and asset sales	16.5	11.0	14.8	13.1	10.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2005. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 3Q05 vs. 3Q04
$M
7000
6000
5000
4000
3000
2000
1000
0
3,929
2,150
(500)
150
5,729
3Q04
Realization
Vol/Mix
Other
3Q05

Upstream 3Q05 vs. 2Q05
$M
7000
6000
5000
4000
3000
2000
1000
0
4,908
1,170
(350)
5,729
2Q05
Realization
Vol/Mix
Other
3Q05

$M	3Q04	3Q05	3Q05 vs. 3Q04
U.S.	1,173	1,671	+498
Non-U.S.	2,756	4,058	+1,302
Total	3,929	5,729	+1,800

$M	2Q05	3Q05	3Q05 vs. 2Q05
U.S.	1,389	1,671	+282
Non-U.S.	3,519	4,058	+539
Total	4,908	5,729	+821

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

$M
Downstream 3Q05 vs. 3Q04
3000
2500
2000
1500
1000
500
0
1,401
910
(140)
(50)
2,128
3Q04
Margin
Vol/Mix
Other
3Q05

$M
Downstream 3Q05 vs. 2Q05
3000
2500
2000
1500
1000
500
0
2,221
10
(60)
(40)
2,128
2Q05
Margin
Vol/Mix
Other
3Q05

$M	3Q04	3Q05	3Q05 vs. 3Q04
U.S.	561	1,109	+548
Non-U.S.	840	1,019	+179
Total	1,401	2,128	+727

$M	2Q05	3Q05	3Q05 vs. 2Q05
U.S.	1,199	1,109	-90
Non-U.S.	1,022	1,019	-3
Total	2,221	2,128	-93

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 3Q05 vs. 3Q04
$M
1500
1000
500
0
1,009
(530)
10
(20)
472
3Q04
Margin
Vol/Mix
Other
3Q05

Chemical 3Q05 vs. 2Q05
$M
1500
1000
500
0
814
(460)
110
10
472
2Q05
Margin
Vol/Mix
Other
3Q05

$M	3Q04	3Q05	3Q05 vs. 3Q04
U.S.	329	70	-259
Non-U.S.	680	402	-278
Total	1,009	472	-537

$M	2Q05	3Q05	3Q05 vs. 2Q05
U.S.	343	70	-273
Non-U.S.	471	402	-69
Total	814	472	-342

Note: Earnings exclude special items

ExxonMobil